Supplement dated December 23, 2010 to:
Value Line Aggressive Income Trust Prospectus dated June 1, 2010	Value Line Larger Companies Fund, Inc. Prospectus dated May 1, 2010
Value Line Asset Allocation Fund, Inc. Prospectus dated August 1, 2010	Value Line New York Tax Exempt Trust Prospectus dated June 1, 2010
Value Line Centurion Fund, Inc. Prospectus dated May 1, 2010	Value Line Premier Growth Fund. Inc. Prospectus dated May 1, 2010
Value Line Convertible Fund, Inc. Prospectus dated September 1, 2010	Value Line Strategic Asset Management Trust Prospectus dated May 1, 2010
Value Line Emerging Opportunities Fund, Inc. Prospectus dated August 1, 2010	The Value Line Tax Exempt Fund, Inc. Prospectus dated July 1, 2010
The Value Line Fund, Inc. Prospectus dated May 1, 2010	Value Line U.S. Government Money Market Fund, Inc. Prospectus dated May 1, 2010
Value Line Income & Growth Fund, Inc. Prospectus dated May 1, 2010	Value Line U.S. Government Securities Fund, Inc. Prospectus dated January 1, 2010

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and all applicable Supplements.

The Funds’ investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust, located at 220 East 42nd Street, New York, NY 10017.  In addition to serving as the Funds’ investment adviser, the Adviser furnishes investment counseling services to private and institutional clients, which together with the Funds, have combined assets of approximately $2.0 billion as of November 30, 2010.  On December 23, 2010, the Adviser was restructured so that it is no longer a wholly-owned subsidiary of Value Line, Inc.  Value Line has stated that as a result of the restructuring, it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or EULAV Securities, Inc. (the “Distributor”).  As a result of the restructuring, each Fund’s prior investment advisory agreement terminated by operation of law, and the Adviser entered into a new investment advisory agreement with each Fund effective upon the closing of the restructuring.  The services provided by the Adviser and the rate at which the advisory fee is paid by each Fund under its current investment advisory agreement are the same as under its prior investment advisory agreement.  In addition, the other terms of each current investment advisory agreement are the same as the related prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.  Also as part of the restructuring, the Distributor, the Funds’ principal underwriter, was reorganized as a Delaware limited liability company and became a wholly-owned subsidiary of the Adviser.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE

Supplement dated December 23, 2010 to:
Value Line Aggressive Income Trust Statement of Additional Information dated June 1, 2010	Value Line Larger Companies Fund, Inc. Statement of Additional Information dated May 1, 2010
Value Line Asset Allocation Fund, Inc. Statement of Additional Information dated August 1, 2010	Value Line New York Tax Exempt Trust Statement of Additional Information dated June 1, 2010
Value Line Centurion Fund, Inc. Statement of Additional Information dated May 1, 2010	Value Line Premier Growth Fund. Inc. Statement of Additional Information dated May 1, 2010
Value Line Convertible Fund, Inc. Statement of Additional Information dated September 1, 2010	Value Line Strategic Asset Management Trust Statement of Additional Information dated May 1, 2010
Value Line Emerging Opportunities Fund, Inc. Statement of Additional Information dated August 1, 2010	The Value Line Tax Exempt Fund, Inc. Statement of Additional Information dated July 1, 2010
The Value Line Fund, Inc. Statement of Additional Information dated May 1, 2010	Value Line U.S. Government Money Market Fund, Inc. Statement of Additional Information dated May 1, 2010
Value Line Income & Growth Fund, Inc. Statement of Additional Information dated May 1, 2010	Value Line U.S. Government Securities Fund, Inc. Statement of Additional Information dated January 1, 2010

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional Information and all applicable Supplements, including the information set forth under the caption “Investment Advisory and Other Services” in the Statement of Additional Information.

On December 23, 2010, EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (“Adviser”).  As a result of the restructuring, each Fund’s prior investment advisory agreement terminated by operation of law and the Adviser entered into a new investment advisory agreement with each Fund.  The services provided by the Adviser under each new agreement and the rates at which fees are paid by each Fund under its new agreement are the same as under that Fund’s prior investment advisory agreement.  In addition, the other terms of each Fund’s new investment advisory agreement are the same as that Fund’s prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.  See “Ownership and Control of the Adviser” below for a description of the restructuring.

Each Fund has a distribution agreement with EULAV Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares.  On May 5, 2009, the Distributor changed its name from “Value Line Securities, Inc.” to “EULAV Securities, Inc.”  As part of the restructuring described above, EULAV Securities, Inc. was restructured as a Delaware limited liability company and changed its name to EULAV Securities LLC.  No other changes were made to the Distributor’s organization, including its operations and personnel.  For its services under the agreements, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under each Fund’s Service and Distribution Plan.

Ownership and Control of the Adviser.  As part of the restructuring, the predecessor Adviser’s capital structure was revised so that Value Line, Inc. (“Value Line”) owns only nonvoting revenue and profits interests and five individuals each owns 20% of the voting profits interests of the Adviser.  The holders of the Adviser’s voting securities have the right to elect five trustees of the Adviser, who manage the combined company consisting of the Adviser and the Distributor much like a board of directors.  Day-to-day management of the Adviser and the Distributor was delegated to its senior executive, Mitchell E. Appel.  The five initial holders of the Adviser’s voting profit interests are:  Mr. Appel, Avi T. Aronovitz, Richard Berenger, Howard B. Sirota and R. Alastair Short.  These persons elected themselves as the five initial trustees of the Adviser.

Each of these shareholders was granted a voting profits interest having 20% of the voting power for trustees and other matters to put to shareholders of the Adviser.  Collectively, these interests represent 50% of the residual profit of the business, in which the share of Mr. Appel is 45% and the others each 1.25%.  Value Line retains a nonvoting profits interest representing the remaining 50% of residual profits and has no power to vote for the election, removal or replacement of trustees of the Adviser.  Value Line also has an interest in non-distribution revenues of the business ranging from 41% at business levels of $9 million to as high as 55% at business levels of $35 million or more.  In the event the business is sold or liquidated, the first $56.1 million of net proceeds (the value of the business at the time was approved by the independent directors of Value Line as determined by such directors after reviewing a valuation report by the directors’ financial advisors) will be distributed in accordance with capital accounts, 20% of the next $56.1 million will be distributed to the holders of the voting profits interests and 80% to the holders of the nonvoting profits interests (initially Value Line) and the excess will be distributed 45% to the holders of the voting profits interests and 55% to the holders of the nonvoting profits interests.

Value Line (1) granted the Adviser, the Distributor and each Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to use leverage for investment purposes, short selling or other complex or unusual investment strategies to create a risk profile similar to that of so-called hedge funds, (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers and (3) capitalized the business with $7 million of cash and cash equivalents.

Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, paying compensation in excess of 22.5%-30% of non-distribution revenues (depending on the level of such revenues), declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions.

Value Line has stated that, as a result of the restructuring, it will no longer “control” (as that term is defined in the Investment Company Act of 1940 (the “1940 Act”)) the Adviser or the Distributor.  Under the terms of the settlement with the SEC stemming from Value Line’s brokerage practices with certain Funds prior to November 2004, Jean Bernhard Buttner, who controls Arnold Bernhard & Co., Inc. which owns 86.5% of Value Line’s common stock (the “Control Person”), was barred from association with any broker, dealer, or investment adviser and was prohibited from serving or acting in various capacities, including as an “affiliated person” (as that term is defined in the 1940 Act) of the Funds, the Adviser or the Distributor.  If the Control Person were to directly or indirectly “control” (as that term is defined in the 1940 Act), the Adviser or the Distributor, the Control Person would be an “affiliated person” of the Adviser or the Distributor and not in compliance with the SEC settlement.  The SEC staff has expressed no view and provided no assurances Value Line’s restructuring of the Adviser or the Distributor effects compliance with the SEC settlement.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE